Exhibit 99.1

ClubCorp Enters into a Definitive Agreement to be Acquired by Certain Investment Funds Affiliated with Apollo Global Management in an All-Cash Transaction Valued at $1.1 Billion

ClubCorp Shareholders to Receive $17.12 Per Share in Cash

ClubCorp Board Declares Dividend of $0.13 Per Share

DALLAS and NEW YORK, July 9, 2017 - ClubCorp – The World Leader in Private Clubs® (NYSE:MYCC), today announced that it has entered into a definitive agreement with affiliates of certain investment funds (the "Apollo funds") managed by affiliates of Apollo Global Management, LLC (together with its consolidated subsidiaries, "Apollo") (NYSE: APO), a leading global alternative investment manager, pursuant to which the Apollo funds will acquire all of the outstanding shares of ClubCorp for $17.12 per share in cash, or approximately $1.1 billion. The all-cash transaction represents a premium of approximately 30.7% over ClubCorp’s closing stock price on July 7, 2017.

The ClubCorp Board of Directors (“Board”), acting with the recommendation of its Strategic Review Committee, unanimously approved the agreement with the Apollo funds. The Board, along with the Strategic Review Committee, the management team and independent financial and legal advisors, conducted a robust and thorough strategic review process, which included discussions with a wide array of potential counterparties regarding a range of possible transactions.

“We are pleased to reach this agreement with the Apollo funds, which follows a comprehensive review of strategic alternatives by ClubCorp’s Board of Directors,” said John Beckert, Chairman of the Board of ClubCorp. “With the support of the Apollo funds, we are confident that ClubCorp will be able to continue building on its success by providing its members with unrivalled experiences at its clubs. This transaction represents the culmination of our review of strategic alternatives and achieves our goal of enhancing value for shareholders. The company looks forward to working closely with Apollo as it enters the next stage of its growth.”

“We are excited for our funds to be acquiring ClubCorp,” said David Sambur, Senior Partner at Apollo. “We look forward to working with ClubCorp’s outstanding management team and talented employees, who have built a best-in-class member-centric business that delivers exceptional experiences. We plan to leverage Apollo's resources and expertise while working with ClubCorp’s dedicated team to continue to grow the business and provide the highest level of service and club offerings to members."

Transaction Details

The transaction is subject to customary closing conditions, including approval by ClubCorp shareholders, and is expected to close in the fourth quarter of this year. Upon completion of the transaction, ClubCorp will be a privately held company, and ClubCorp’s common shares will no longer be listed on the New York Stock Exchange.

Dividend

The ClubCorp Board of Directors also declared a one-time quarterly dividend of $0.13 per share of common stock. The dividend is expected to be paid on July 28, 2017, to shareholders of record at the close of business on July 21, 2017.

Advisors and Financing Providers

Jefferies LLC and Wells Fargo Securities / Eastdil Secured are acting as financial advisors to the Company and Simpson Thacher & Bartlett LLP is acting as legal counsel.

Exhibit 99.1

Financing is being provided by Citigroup, Royal Bank of Canada, Barclays, Credit Suisse and Deutsche Bank. Citigroup is acting as lead financial advisor to Apollo, and other financial advisors include RBC Capital Markets, LLC, Barclays, Credit Suisse and Deutsche Bank. Paul, Weiss, Rifkind, Wharton & Garrison LLP is acting as Apollo’s legal counsel.

About ClubCorp (NYSE:MYCC)

Since its founding in 1957, Dallas-based ClubCorp has operated with the central purpose of Building Relationships and Enriching Lives®. ClubCorp is a leading owner-operator of private golf and country clubs and private business clubs in North America. ClubCorp owns or operates a portfolio of over 200 golf and country clubs, business clubs, sports clubs, and alumni clubs in 28 states, the District of Columbia and two foreign countries that serve over 430,000 members, with approximately 20,000 peak-season employees. ClubCorp Holdings, Inc. is a publicly traded company on the New York Stock Exchange (NYSE:MYCC). ClubCorp properties include: Firestone Country Club (Akron, Ohio); Mission Hills Country Club (Rancho Mirage, California); The Woodlands Country Club (The Woodlands, Texas); Capital Club Beijing; and Metropolitan Club Chicago. You can find ClubCorp on Facebook at facebook.com/clubcorp and on Twitter at @ClubCorp.

About Apollo

Apollo is a leading global alternative investment manager with offices in New York, Los Angeles, Houston, Chicago, St. Louis, Bethesda, Toronto, London, Frankfurt, Madrid, Luxembourg, Mumbai, Delhi, Singapore, Hong Kong and Shanghai. Apollo had assets under management of approximately $197 billion as of March 31, 2017 in private equity, credit and real estate funds invested across a core group of nine industries where Apollo has considerable knowledge and resources. For more information about Apollo, please visit www.agm.com.
Forward-Looking Statements

This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to the proposed transaction and the merger (the “Merger”) of Merger Sub (as defined below) with and into ClubCorp Holdings, Inc., a Nevada corporation (which we may refer to as “we,” “us,” “our” or the “Company”) on the terms and subject to the conditions set forth in the Agreement and Plan of Merger (the “Merger Agreement”) by and among Constellation Club Parent, Inc., a Delaware corporation (“Parent”), Constellation Club Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and the Company, the benefits of the proposed transaction and the anticipated timing of the proposed transaction. Forward-looking statements can be generally identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue” or similar terminology. These statements reflect only the Company’s current expectations and are not guarantees of future performance or results. Forward-looking information involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. Specific factors that could cause actual results to differ from results contemplated by forward-looking statements include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the inability to complete the Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks regarding the failure of Parent to obtain the necessary financing to complete the Merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the Merger on the Company’s relationships with its members, operating results and business generally; the risk that certain approvals or consents will not be received in a timely manner or that the Merger will not be consummated in a timely manner; the risk of exceeding the expected costs of the Merger; adverse changes in U.S. and non-U.S. governmental laws and regulations; adverse developments in the Company’s relationships with its employees; capital market conditions, including availability of funding

Exhibit 99.1

sources for us; changes in our credit ratings; risks related to our increased indebtedness, including our ability to meet certain financial covenants in our debt instruments; the risk of litigation, including stockholder litigation in connection with the proposed transaction, and the impact of any adverse legal judgments, fines, penalties, injunctions or settlements; and volatility in the market price of our stock.

Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For additional discussion of potential risks and uncertainties that could impact our results of operations or financial position, refer to Part I, Item 1A. Risk Factors in our Form 10-K for the fiscal year ended December 27, 2016, as amended (our “2016 Form 10-K”). There have been no material changes to the risk factors disclosed in Part I, Item 1A. Risk Factors in our 2016 Form 10-K.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed Merger involving the Company, Parent and Merger Sub. This communication does not constitute an offer to sell or the solicitation of an offer to buy our securities or the solicitation of any vote or approval. The proposed Merger of the Company will be submitted to the Company’s stockholders for their consideration. In connection with the proposed transaction, the Company intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF CLUBCORP HOLDINGS, INC. ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by the Company with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov. In addition, the Company’s stockholders may obtain free copies of the documents filed with the SEC through the Investors portion of the Company’s website at ir.clubcorp.com or by contacting the Company’s Investor Relations Department by (a) mail at ClubCorp Holdings, Inc., Attention: Investor Relations, 3030 LBJ Freeway, Suite 600, Dallas, TX 75234, (b) telephone at (972) 888-7495, or (c) e-mail at clubcorp.investor.relations@clubcorp.com.

Participants in the Solicitation

The Company and certain of its executive officers, directors, other members of management and employees, may under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in the Company’s preliminary and definitive proxy statements when filed with the SEC and other relevant documents to be filed with the SEC in connection with the proposed transaction, each of which can be obtained free of charge from the sources indicated above when they become available. Information regarding certain of these persons and their beneficial ownership of the Company’s common stock is also set forth in the Company’s proxy statement for its 2017 annual meeting of stockholders filed on June 2, 2017 with the SEC, which can be obtained free of charge from the sources indicated above.

Exhibit 99.1

ClubCorp Contacts:

Investor Relations: clubcorp.investor.relations@clubcorp.com	Media Relations: Joele Frank Andrew Siegel / Jonathan Keehner MYCC-JF@joelefrank.com 212-355-4449

Apollo Contacts:

For investor inquiries regarding Apollo, please contact:
Gary M. Stein
Head of Corporate Communications
Apollo Global Management, LLC
212-822-0467
gstein@apollolp.com

Noah Gunn
Investor Relations Manager
Apollo Global Management, LLC
212-822-0540
ngunn@apollolp.com
For media inquiries regarding Apollo, please contact: Charles Zehren Rubenstein Associates, Inc. for Apollo Global Management, LLC (212) 843-8590 czehren@rubenstein.com